UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2011
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CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13970	35-1848094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (765) 807-2640

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 25, 2011, Chromcraft Revington, Inc. (the “Company”) entered into an asset-based lending relationship with First Business Capital Corp. (the “Lender”) in accordance with a Loan and Security Agreement (the “Loan Agreement”) between the Lender and the Company.  The Lender is an affiliate of First Business Bank.  The new credit facility with the Lender replaces the Company’s credit facility with Bank of America, N.A.

Under the Loan Agreement, the Lender has agreed to provide the Company with a revolving credit facility up to a maximum amount of $10 million (including letters of credit) based upon qualified accounts receivable of the Company.  The new credit facility will expire on October 31, 2014 and, unless either the Company or the Lender provides the other with timely prior written notice of its intent to terminate, the Loan Agreement will automatically renew for successive one-year periods.  All advances under the credit facility must be used for working capital and other corporate purposes.

The maximum amount available under the new credit facility was reduced from $25 million to $10 million in order to better reflect what the Company believes its projected bank borrowing needs will be for the next three years and to reduce unused credit facility fees.

The Loan Agreement provides that advances under the credit facility will bear interest at the greater of the one-year LIBOR rate or .75%, plus a margin of 4.75%.  In addition, the Loan Agreement requires the Company to pay unused credit facility and other fees and expenses to the Lender.  Obligations under the Loan Agreement are secured by all of the assets of the Company and its subsidiaries, including, but not limited to, accounts receivable, inventory, machinery, equipment, deposit accounts, real estate and general intangibles.  CR International, Inc., which is a subsidiary of the Company, also guaranties the Company’s obligations under the Loan Agreement.

The Loan Agreement contains representations and warranties as well as affirmative and negative covenants of the Company.  The covenants include, but are not limited to, minimum net worth and net earnings (loss) requirements and restrictions or limitations on other indebtedness, capital expenditures, dividends, distributions, recapitalizations of the Company’s corporate structure, repurchases of any equity interests of the Company, sales of assets (other than in the ordinary course of business), acquisitions of other businesses and amendments to the Company’s Certificate of Incorporation and By-Laws.

The Loan Agreement also contains events of default.  Upon the occurrence of an event of default, the Lender may terminate its commitment to make advances under the credit facility, declare all amounts then outstanding under the credit facility to be immediately due and payable, charge a default rate of interest and exercise any other rights and remedies that the Lender may have.

The foregoing is only a summary of the Loan Agreement and is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.24 to this Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On October 25, 2011, the Company terminated the loan and security agreement between the Company and Bank of America according to which Bank of America had provided a secured revolving credit facility to the Company.  The Company terminated this agreement because it entered into the Loan Agreement, and the information set forth under Item 1.01 above is incorporated herein by reference.

There were no early termination penalties incurred by the Company in connection with the termination of the loan and security agreement with Bank of America, and there were no borrowings outstanding under this facility at the time of termination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

10.24	Loan and Security Agreement dated October 25, 2011 between the Lender and the Company

Forward-Looking Statements

Certain information and statements contained in this Current Report on Form 8-K, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements can be generally identified as such because they include future tense or dates, or are not historical or current facts, or include words such as “believes” and “projected,” or words of similar import.  Forward-looking statements are not guarantees of performance or outcomes and are subject to certain risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated as of the date of this report.

Among the risks and uncertainties that could cause actual results or outcomes to differ materially from those reported, expected or anticipated are general economic conditions, including the impact of the current recession in the United States and elsewhere; import and domestic competition in the furniture industry; the Company’s ability to execute its business strategies, implement its new business model and successfully complete its business transition; the Company’s ability to grow sales and reduce expenses to eliminate its operating losses; the continuation of the recent improvement in the U.S. office furniture market; the Company’s ability to sell the right product mix; supply disruptions with products manufactured in China and other Asian countries; credit availability under the Company’s new credit facility; market interest rates; consumer confidence levels; cyclical nature of the furniture industry; consumer and business spending; changes in relationships with customers; customer acceptance of existing and new products; new and existing home sales; financial viability of the Company’s customers and their ability to continue or increase product orders; loss of key management; other factors that generally affect business; and the risks set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2010.

The Company does not undertake any obligation to update or revise publicly any forward-looking statements to reflect information, events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2011

CHROMCRAFT REVINGTON, INC.

	By:	/s/ James M. La Neve
James M. La Neve
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.24	Loan and Security Agreement dated October 25, 2011 between the Lender and the Company